DURABLE POWER OF ATTORNEY

                                WITH RESPECT TO

            LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT (REGISTRANT)

                                      AND

                    LINCOLN BENEFIT LIFE COMPANY (DEPOSITOR)


     The undersigned Vice President of Lincoln Benefit Life Company constitutes and appoints Susan L. Lees, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File No. 333-100131, 333-100132, 333-76799, 333-47717, 33-67386, 333-148224 of the
Lincoln Benefit Life Company Variable Life Account (File No. 811-9154) and Lincoln Benefit Life Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 1, 2011


s/s Robert K. Becker
Robert K. Becker
Vice President




                           DURABLE POWER OF ATTORNEY

                                WITH RESPECT TO

            LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT (REGISTRANT)

                                      AND

                    LINCOLN BENEFIT LIFE COMPANY (DEPOSITOR)


     The undersigned Director and Senior Vice President of Lincoln Benefit Life Company constitutes and appoints Susan L. Lees, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File No. 333-100131, 333-100132, 333-76799, 333-47717,
33-67386, 333-148224 of the Lincoln Benefit Life Company Variable Life Account (File No. 811-9154) and Lincoln Benefit Life Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 1, 2011


s/s Anurag Chandra
Anurag Chandra
Vice President